Initial Public Offering	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Initial Public Offering
Note
3-Initial
Public Offering
On January 12, 2021, the Company consummated its Initial Public Offering of 37,500,000 Units, including 2,500,000 additional Units to partially cover over-allotments, at $10.00 per Unit, generating gross proceeds of $375.0 million, and incurring offering costs of approximately $21.3 million, of which approximately $13.1 million was in respect of deferred underwriting commissions (Note 6).
Each Unit consists of one Class A ordinary share, and
one-fourth
of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 9).